Exhibit 99.3

Third Quarter 2001 Unaudited Analyst Information

UNION PLANTERS CORPORATION
ANALYST INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
SEPTEMBER 30, 2001

UNAUDITED

	THREE	NINE
INCOME STATEMENT	MONTHS	MONTHS

INTEREST INCOME (TE)	588,645	1,869,549

INTEREST EXPENSE	257,388	893,328

NET INTEREST INCOME (TE)	331,257	976,221

LOAN LOSS PROVISION	41,933	96,133

NONINTEREST INCOME

INVESTMENT SECURITIES GAINS (LOSSES)	580	8,934

TRADING ACCOUNT	1,339	6,226

FOREIGN EXCHANGE	(A )	(A )

TRUST REVENUE	6,954	21,026

MERCHANT SERVICING INCOME	10,430	31,392

MORTGAGE BANKING REVENUE	51,279	138,689

SERVICE CHARGES ON DEPOSITS	53,694	163,401

FACTORING COMMISSIONS AND FEES	9,620	28,700

INVESTMENTS AND INSURANCE

INSURANCE COMMISSIONS	4,364	12,872

ANNUITY SALES INCOME	5,725	12,530

BROKERAGE FEE INCOME	3,455	11,797

ATM TRANSACTION FEES	7,592	22,552

GAIN ON SALE OF BRANCHES AND OTHER SELECTED ASSETS	51	1,252

GAIN ON SALE OF BRANCHES RE: UPEXCEL	18,586	18,586

OTHER INCOME	22,672	70,469

TOTAL NONINTEREST INCOME	196,341	548,426

NONINTEREST EXPENSE

SALARIES AND BENEFITS	139,062	404,575

OCCUPANCY EXPENSE	26,665	78,380

EQUIPMENT EXPENSE	22,026	66,649

GOODWILL AND OTHER INTANGIBLES AMORT. (G)	16,329	49,152

MORTGAGE SERVICING INTANGIBLES	15,653	30,088

UPEXCEL PROJECT EXPENSES	4,246	12,280

GAIN ON SALE OF FIXED ASSETS RE: UPEXCEL	(2,163)	(2,163)

WRITE-OFF OF EQUITY INVESTMENT AND SOFTWARE	3,790	3,790

OTHER EXPENSES	81,983	263,505

TOTAL NONINTEREST EXPENSE	307,591	906,256

EARNINGS BEFORE TAXES (TE)	178,074	522,258

TAX-EQUIVALENT ADJUSTMENT	8,579	26,353

REPORTED EARNINGS BEFORE TAXES	169,495	495,905

TAXES	57,491	168,209

NET INCOME	112,004	327,696

RETURN ON AVERAGE ASSETS	1.31	1.27

RETURN ON AVERAGE COMMON EQUITY	14.18	14.33

CASH OPERATING EARNINGS (B)	133,884	377,246

RETURN ON AVERAGE ASSETS	1.57	1.46

RETURN ON AVERAGE COMMON EQUITY	16.96	16.50

RETURN ON AVERAGE TANGIBLE ASSETS	1.62	1.50

RETURN ON AVERAGE TANGIBLE COMMON EQUITY	24.48	24.14

	THREE	NINE
PER SHARE DATA	MONTHS	MONTHS

NET EARNINGS
BASIC	0.81	2.38

DILUTED	0.81	2.37

CASH OPERATING EARNINGS
DILUTED	0.96	2.72

COMMON DIVIDEND PER SHARE	0.50	1.50

EOP COMMON BOOK VALUE		23.26

EOP COMMON TANGIBLE BOOK VALUE (C)		16.30

HIGH COMMON STOCK PRICE	46.94	46.94

LOW COMMON STOCK PRICE	38.63	34.70

CREDIT QUALITY DATA

NONACCRUAL LOANS		219,722

RENEGOTIATED LOANS		873

ORE, NET		62,247

FORECLOSED PROPERTY		1,370

TOTAL NONPERFORMING ASSETS		284,212

LOANS 90 DAYS PAST DUE		152,564

FHA/VA GOVERNMENT INSURED/GUARANTEED LOANS
NONACCRUAL		1,985

LOANS 90 DAYS PAST DUE		68,339

GROSS CHARGE-OFFS	71,222	145,867

RECOVERIES	29,290	54,014

NET CHARGE-OFFS	41,932	91,853

DECREASE DUE TO SALE OF LOANS	675	3,291

INCREASE IN ALLOWANCE DUE TO ACQUISITIONS	0	5,753

SHARE INFORMATION
EOP SHARES OUTSTANDING (IN THOUSANDS)		137,357

EOP SERIES E PREFERRED SHARES OUTSTANDING		659

EOP SHARES OUTSTANDING ASSUMING CONVERSION OF CONVERTIBLE PREFERRED STOCK		138,181

WEIGHTED AVERAGE SHARES OUTSTANDING
BASIC	137,198	136,931

DILUTED	138,887	138,560

COMMON DIVIDENDS	68,661	204,568

PREFERRED DIVIDENDS — SERIES E CONVERTIBLE	301	1,066

DATE OF LAST CASH DIVIDEND INCREASE (QUARTERLY		1-15-98

DIVIDEND WAS INCREASED TO $.50 PER SHARE)

PARENT COMPANY DATA		0

PARENT COMPANY GOODWILL		0

PARENT COMPANY EQUITY INVESTMENT IN SUBS		3,505,413

UNION PLANTERS CORPORATION

ANALYST INFORMATION (Dollars in thousands, except per share data)

September 30, 2001

	Three	Nine
	Months	Months

	(Unaudited)
AVERAGE BALANCE SHEET DATA
Total loans and leases excluding FHA/VA government-insured/guaranteed loans(D)	25,199,919	25,202,502
FHA/VA government-insured/guaranteed loans	187,015	258,541
Total securities	5,062,601	5,737,229
Other earning assets	349,244	327,644
Total earning assets	30,798,779	31,525,916
Reserve for loans and leases	337,339	339,423
Goodwill and other intangibles	960,290	964,628
Total assets	33,798,291	34,518,075
Money market accounts	4,855,052	4,387,373
Interest-bearing checking	3,111,517	3,133,237
Savings deposits	1,347,694	1,357,941
Other consumer time	8,212,303	8,442,603
CD’s> $100,000	1,957,996	2,115,872
Short-term borrowings(E)	3,447,431	4,622,588
Intermediate and long-term borrowings(F)	2,778,758	2,620,820
Total interest-bearing liabilities	25,710,751	26,680,434
Demand deposits	4,172,497	4,047,788
Convertible preferred equity	17,269	18,693
Common equity	3,125,007	3,048,212
Total equity	3,142,276	3,066,905
OTHER INFORMATION
Tax (benefit) applicable to SEC transactions	225	3,274
Number of banking subsidiaries		4
Domestic bank branches (full service and limited service)		786
Number of ATM locations		997
Employees (FTE)		12,023
Foreclosed property expense	1,462	4,564
Foreclosed property income	1,462	3,625

PERIOD END BALANCE SHEET
Total loans and leases excluding FHA/VA government-insured/guaranteed loans(D)		23,684,441
FHA/VA government-insured/guaranteed loans		177,182
Reserve for loans and leases		342,194
Available for sale investment securities
Amortized cost		4,981,799
Fair value		5,123,428
Earning assets		30,549,014
Assets		33,386,841
Goodwill		799,001
Purchased credit card relationships		0
Other intangibles(G)		155,945
Total intangibles		954,946
Mortgage intangibles		162,612
Foreign loans			(A)
Demand deposits		4,239,866
CD’s> $100,000		1,817,284
Total deposits		23,499,058
Short-term borrowings(E)		3,224,990
Long-term debt
Subordinated debt — parent company		673,302
Subordinated debt — subsidiary bank(I)		300,729
Trust preferred securities (TruPS)		199,106
Asset backed certificates		100,000
Senior notes(I)		20,000
Federal Home Loan Bank advances(I)		1,461,530
Other		2,643
Minority interests		4,688
Convertible preferred equity		16,478
Common equity		3,194,353
Total equity		3,210,831
Unrealized gain — net of tax (FAS115)		89,647

CAPITAL ADEQUACY
Tier I capital		2,371,229
Tier II capital			(H)
Risk-adjusted assets			(H)
Leverage ratio		7.23

UNION PLANTERS CORPORATION
ANALYST INFORMATION
SEPTEMBER 30, 2001

NOTES

—

(A)	NOT PRESENTED DUE TO IMMATERIALITY.

(B)	EARNINGS BEFORE GOODWILL AND OTHER INTANGIBLES AMORTIZATION, AND NONOPERATING ITEMS, NET OF TAXES.

(C)	CALCULATED DEDUCTING GOODWILL AND ALL OTHER INTANGIBLES. DOES NOT DEDUCT MORTGAGE SERVICING RIGHTS.

(D)	AMOUNTS SHOWN FOR AVERAGE LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE AND INCLUDE LOANS HELD FOR RESALE. AMOUNTS SHOWN FOR PERIOD END LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE BUT DO NOT INCLUDE LOANS HELD FOR RESALE.

(E)	INCLUDES THE FOLLOWING:

		AVERAGE BALANCE
	PERIOD END
	BALANCE	THREE MONTHS	NINE MONTHS
	09/30/2001	ENDED 09/30/2001	ENDED 09/30/2001

FEDERAL FUNDS PURCHASED	$1,414,345	$1,307,696	$1,743,853

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	1,408,905	1,540,298	1,626,403

SHORT-TERM FEDERAL HOME LOAN BANK ADVANCES	400,000	597,826	1,249,817

SHORT-TERM SENIOR NOTES	0	0	0

OTHER	1,740	1,611	2,515

	$3,224,990	$3,447,431	$4,622,588

(F)	INCLUDES THE FOLLOWING:

	AVERAGE BALANCE

	THREE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2001	SEPTEMBER 30, 2001

FEDERAL HOME LOAN BANK ADVANCES*	$1,461,160	$1,395,093

SUBORDINATED DEBT-PARENT COMPANY	673,278	569,022

MEDIUM-TERM SENIOR NOTES	41,739	53,846

TRUST PREFERRED SECURITIES (TRuPS)	199,102	199,093

ASSET BASED CERTIFICATES	100,000	100,000

SUBORDINATED DEBT-SUBSIDIARY BANK	300,752	300,796

OTHER LONG-TERM DEBT	2,727	2,970

	$2,778,758	$2,620,820

* ORIGINAL MATURITY GREATER THAN ONE YEAR

(G)	OTHER INTANGIBLES ARE PRIMARILY CORE DEPOSIT PREMIUMS

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30, 2001		SEPTEMBER 30, 2001

	BEFORE TAX	AFTER TAX	BEFORE TAX	AFTER TAX

GOODWILL AMORTIZATION	$12,089	$10,315	$36,184	$30,857

OTHER INTANGIBLES AMORTIZATION	4,240	3,588	12,968	10,911

TOTAL	$16,329	$13,903	$49,152	$41,768

(H)	AVAILABLE 45 DAYS AFTER QUARTER END.

(I)	OBLIGATIONS OF SUBSIDIARY BANKS.

(J)	ON FEBRUARY 12, 2001, UNION PLANTERS ACQUIRED JEFFERSON SAVINGS BANCORP, INC. OF BALLWIN, MISSOURI, THE PARENT OF JEFFERSON HERITAGE BANK, A FEDERAL SAVINGS BANK. UNION PLANTERS EXCHANGED APPROXIMATELY 4.4 MILLION SHARES OF ITS COMMON STOCK FOR ALL OF THE OUTSTANDING SHARES OF JEFFERSON SAVINGS. THE ACQUISITION WAS ACCOUNTED FOR AS A PURCHASE.

TE = TAXABLE-EQUIVALENT

FTE = FULL-TIME EQUIVALENT

A BALANCE SHEET, INCOME STATEMENT, AND OTHER SUPPLEMENTAL DATA MAY BE VIEWED ON OUR WEB SITE AT WWW.UNIONPLANTERS.COM. CLICK ON THE ‘FINANCIAL REPORTS’ BUTTON, THEN ON THE ‘INVESTOR INFORMATION’ BUTTON.